UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 24, 2003


                         CCBT FINANCIAL COMPANIES, INC.
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               (Exact name of registrant as specified in charter)




       Massachusetts                 000-25381                  04-3437708
----------------------------   -----------------------     -------------------
(State or other jurisdiction   (Commission file number)       (IRS employer
     of incorporation)                                     identification no.)




             495 Station Avenue, South Yarmouth, Massachusetts 02664
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)



                                 (508) 394-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

Exhibit 99.1      Press Release dated June 23, 2003.

Item 9.  Regulation FD Disclosure.

     On June 23, 2003, CCBT Financial Companies, Inc. (the "Company"), the bank holding company for Cape Cod Bank and Trust Company, N.A. (the "Bank"), issued a press release announcing that the Bank has entered into a settlement with the Massachusetts Department of Revenue regarding a disputed tax liability. The press release attached as Exhibit 99.1 is incorporated by reference herein.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 CCBT FINANCIAL COMPANIES, INC.



Date: June 24, 2003                               /s/ Phillip W. Wong
                                                  -----------------------------
                                                  Phillip W. Wong
                                                  Treasurer and
                                                  Chief Financial Officer



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                                  Exhibit Index


99.1              Press release, dated June 23, 2003